UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2009

ARCTIC CAT INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-18607	41-1443470
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Brooks Avenue South
Thief River Falls, Minnesota		56701
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (218) 681-8558

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)                                 At the Annual Meeting of Shareholders of Arctic Cat Inc. (the “Company”) on August 6, 2009 (the “Annual Meeting”), the Board of Directors of the Company, acting upon a recommendation of the Governance Committee, appointed Gregg A. Ostrander to the Board of Directors for a one-year term.  Mr. Ostrander has served as a director since 1995 and had previously decided to retire at the Annual Meeting.  However, the Governance Committee, in light of its view that Mr. Ostrander contributes significant value to the Company that would be very helpful to the shareholders, requested that Mr. Ostrander remain in service for one more year, and Mr. Ostrander agreed to do so on the morning of the Annual Meeting.  Mr. Ostrander will serve on the Audit Committee and the Stock Grant Subcommittee of the Board of Directors.

(e)                                  At the Annual Meeting, the Company’s shareholders approved an amendment to the Arctic Cat Inc. 2007 Omnibus Stock and Incentive Plan (the “Plan”) to increase the number of shares subject to the Plan from 1,900,000 to 3,785,000.  Additionally, on August 6, 2009, the Board of Directors of the Company, upon recommendation of the Compensation Committee and Governance Committee,  approved an amendment to the Plan to modify the terms of the Company’s automatic annual option grant to non-employee directors to (i) increase such option grant from 6,000 shares to 11,000 shares, (ii) impose a three-year vesting requirement on the ability to exercise such options, and (iii) provide that such annual option grant will be on April 1 of each year rather than at the Annual Meeting of Shareholders.  A summary of the Plan is contained in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on July 1, 2009, and is incorporated herein by reference. A copy of the First Amendment to the Plan and the amended form of Director Non-Qualified Stock Option Agreement are attached hereto as Exhibits 10.1 and 10.2.

Item 9.01	Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description of Exhibit
10.1	First Amendment to Arctic Cat Inc. 2007 Omnibus Stock and Incentive Plan
10.2	Amended Form of Director Non-Qualified Stock Option Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCTIC CAT INC.
(Registrant)

Date: August 12, 2009	/s/ CHRISTOPHER A. TWOMEY
Christopher A. Twomey
Chief Executive Officer

ARCTIC CAT INC.

FORM 8-K CURRENT REPORT

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
10.1	First Amendment to Arctic Cat Inc. 2007 Omnibus Stock and Incentive Plan
10.2	Amended Form of Director Non-Qualified Stock Option Agreement